Exhibit 10.10


                     AMENDMENT NO. 1 TO AGREEMENT BETWEEN
                        OWNER AND CONSTRUCTION MANAGER

Pursuant to Paragraph 2.2 of the Agreement, dated July 26, 2002 between The Chukchansi Economic Development Authority and Walton Construction Company, Inc. for Chukchansi Gold Resort & Casino (the "Agreement"), the Owner and Construction Manager establish a Guaranteed Maximum Price and Contract Time for the Work as set forth below:


ARTICLE I

GUARANTEED MAXIMUM PRICE

The Construction Manager's Guaranteed Maximum Price for the Work, including the estimated Cost of the Work as defined in Article 6 and the Construction Manager's Fee as defined in Article 5, is SEVENTY ONE MILLION DOLLARS ($71,000,000).

This Price is for the performance of the Work in accordance with the Contract Documents listed and attached to this Amendment and marked Schedules A through F, as follows:

Schedule A        Drawings, Specifications, addenda and General,
                  Supplementary and other Conditions of the Contract on which the Guaranteed Maximum Price is based, pages through , dated
                  July 26, 2002

Schedule B        Allowance items---NONE

Schedule C        Assumptions and clarifications made in preparing the
                  Guaranteed Maximum Price, pages through , dated July 26,
                  2002

Schedule D        See Exhibit D to Agreement

Schedule E        Alternate prices--NONE

Schedule F        Unit prices--NONE


                                  ARTICLE II

                                 CONTRACT TIME

The date of Substantial Completion established by this Amendment is: June 25,
2003

The date of Final Completion established by the Amendment is:   July 31, 2003

OWNER:

CHUKCHANSI ECONOMIC
DEVELOPMENT AUTHORITY

By:    /s/ Dixie Jackson
       ---------------------------
Name:  Dixie Jackson
Its:   Chairperson
Date:  8/20/02

CONSTRUCTION MANAGER:

WALTON CONSTRUCTION COMPANY, INC.

By:    /s/ Barry J. Owens
       ---------------------------
Name:  Barry J. Owens
Its:   Senior Vice President
Date:  July 27, 2002